EXHIBIT 10.26


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                                 PROMISSORY NOTE

$128,125                                                 As of November 30, 1998
                                                           Hartford, Connecticut

          FOR VALUE RECEIVED, the undersigned (the "Borrower"), promises to pay to the order of GROVE PROPERTY TRUST, a Maryland real estate investment trust having an address at 598 Asylum Avenue, Hartford, Connecticut 06105 (the "Lender"), the principal sum of One Hundred Twenty Eight Thousand One Hundred and Twenty Five and 00/100 Dollars ($128,125.00), together with interest on the unpaid principal balance thereof from the date hereof until fully and finally paid, together with all taxes levied or assessed on this Note. Interest shall be payable quarterly on the date of payment of the regular quarterly dividend on the Common Shares of the Lender at the per annum rate equal to LIBOR as may be in effect from time to time, plus 1.6% (the "Interest Rate"), the Interest Rate being subject to adjustment upon the occurrence of an "Event of Default," as such term is defined below. All interest on this Note shall be computed on the basis of the actual number of days elapsed over a 360 day year.

          The principal balance shall become due and payable on the fifth (5th) anniversary of the date hereof. At all times any unpaid interest may be added to principal and additional interest may be charged thereon.

          Any dividends paid on the Common Shares of the Lender purchased with the proceeds of this Note which the Borrower is otherwise entitled to shall be applied first to the payment of interest hereon and then to the payment of principal hereof.

          The principal hereof and the interest payable hereon shall be payable in lawful money of the United States of America, in immediately available funds. If the due date of any payment required to be made hereunder shall fall on a Saturday, Sunday or legal holiday, such payment shall be due and payable on the next-succeeding non-Saturday, non-Sunday and non-holiday.

          The Borrower agrees that all sums due under this Note shall be payable together with the reasonable fees, costs and disbursements of the attorneys of the Lender in connection with any action or proceeding instituted to collect any sum due under this Note, to realize upon any security for the indebtedness evidenced by this Note and/or otherwise to enforce the payment of the indebtedness evidenced by this Note, including appeal. Any sums becoming payable in accordance with this paragraph may be demanded immediately by the Lender (and shall be payable on demand) or may be added to the indebtedness evidenced by this Note, and, if so added, shall be due with the indebtedness evidenced by this Note.



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          All payments  hereunder  shall be applied by the Lender,  first to the payment of any fees, expenses or other charges then due and unpaid in such order as the Lender shall determine, second to the payment of interest then due, computed as aforesaid, and the balance, if any, to be applied to the reduction of the principal sum then remaining unpaid, with the last installment to be in the amount of the then remaining unpaid balance of the principal indebtedness, together with all interest, computed as aforesaid.

          In the event that any payment of principal or interest is not received by the Lender when due, payment shall be considered late and the Borrower promises to pay to the Lender a "late charge" computed at the rate of five percent (5%) of the amount of said late payment, which late charge shall become due on the day after said due date. The Borrower and the Lender agree that such late charge is a provision for liquidated damages and represents a fair and reasonable estimate of the damages the Lender will incur by reason of the late payment. Acceptance of any late charge shall not constitute a waiver of any default or an election of remedies, and shall not prevent the Lender from exercising any rights or remedies available to the Lender.

          The Borrower shall have the privilege of prepaying the whole or any part of this indebtedness, at any time while this Note remains unpaid, without penalty or premium.

          The occurrence of any of the following events shall constitute an event of default under this Note ("Event of Default"): (i) the non-receipt by the Lender of any payment when due and payable; (ii) nonpayment, nonperformance or nonobservance beyond any applicable notice or cure period by the Borrower or any other party liable with respect to, or otherwise granting support for, this Note, whether by guaranty, subordination, grant of security or otherwise (any such other party being a "Third Party") of any of the other terms, covenants, agreements and conditions of this Note, the Agreement Re Application of Dividends dated as of the date hereof (the "Agreement Re Application of Dividends") or any other document, agreement or instrument now or hereafter executed in connection herewith (the Agreement Re Application of Dividends together with such other documents, agreements and instruments being the "Instruments"); (iii) a default beyond any applicable notice or cure period under any document, agreement or instrument now or hereafter evidencing or securing any other obligation or indebtedness of the Borrower or any Third Party to the Lender now existing or hereafter arising; (iv) breach of, or the proving false or misleading in any material respect, of any representation or warranty now or hereafter made to the Lender by, on behalf of, or for the benefit of the Borrower or any Third Party, or contained in: (a) this Note; (b) the Agreement Re Application of Dividends; or (c) any statement, financial statement, certificate or other document, certificate, agreement or instrument furnished, signed or executed in connection herewith by, on behalf of, or for the benefit of the Borrower or any Third Party; or (v) the Borrower's ceasing for any reason being an employee of the Lender or any subsidiary of the Lender.


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          Upon the  occurrence  of any Event of Default which has not been cured by the Borrower, interest on the unpaid principal balance of the indebtedness evidenced by this Note shall thereupon and thereafter accrue and be due and payable at a rate per annum equal to two percent (2.0%) above the then applicable Interest Rate but in no event greater than the maximum rate allowable by law (the "Default Rate"). Interest at the Default Rate shall be due and payable on demand.

          Upon the occurrence of any Event of Default, this Note, at the option of the Lender, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower and by any Third Party. The Lender's failure to exercise such option shall not constitute a waiver of the right to exercise it at any other time.

          No remedy or right herein conferred upon or reserved to the Lender under this Note shall be construed as an election (or an irrevocable election) of remedies or as negating, limiting or otherwise affecting the generality of any other rights or remedies available to the Lender upon the occurrence of any Event of Default.

          No renewal or extension granted or forbearance, or any indulgence shown to, or any release of, or any dealings between the Lender and any other person, corporation or entity now or hereafter interested herein or in any property pledged in support of this Note, whether as owner, encumbrancer, grantor or otherwise, shall discharge, extend or in any way affect the obligations of the Borrower.

          The Borrower hereby (i) waives (a) presentment for payment, (b) protest, (c) demand, (d) notice of protest, demand, dishonor and nonpayment, (e) any other notice or demand of a like nature, (f) diligence in collection, and
(g) notice of any renewals, modifications or extensions of this Note and/or of the Instrument and (ii) agrees that this Note and/or any payment due or to become due in accordance with the terms of this Note may be altered, amended, waived, renewed, extended or modified (or any combination of one or more of the foregoing), from time to time, and any security for the indebtedness may be wholly or partially released from time to time, without in any way altering or diminishing the liability of the Borrower.

          Regardless of any provision contained in this Note or other documents entered into in connection with this Note, the Lender shall never be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum lawful rate, and in the event the Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated under this Note as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under



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applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout the entire term thereof; provided that if this Note is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the maximum lawful rate, the Lender shall refund the Borrower the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Lender shall not be subject to any penalties provided by the laws for contracting for, charging or receiving interest in excess of the maximum lawful rate.

          This Note may not be modified or terminated orally but may only be modified by a written instrument signed by the party to be charged.

          Whenever used in this Note and the context so requires, the singular number shall be extended to include the plural and the use of any gender shall be extended to include all genders.

          The terms and provisions of this Note shall inure to the benefit of and bind the Borrower and the Lender and their respective legal representatives, successors and assigns.

          This Note shall be governed by, and construed in accordance with, the laws of the State of Connecticut. The parties consent in advance to the jurisdiction of the federal and state courts situated in the State of Connecticut in any dispute arising out of or in connection with this Note.

          THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE TRANSACTION OF WHICH THIS NOTE IS A PART OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.



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          IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed on the day, month and year first above written.

                                         /s/ MUNAWAR CHEEMA
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                                         Munawar Cheema